UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 13, 2011
RXI PHARMACEUTICALS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512

(State or other jurisdiction of of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
60 Prescott Street, Worcester, MA 01605
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (508) 767-3861
Not Applicable
Former name or former address, if changed since last report
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     RXi Pharmaceuticals Corporation (“RXi”) files this Form 8-K/A to provide certain financial statements and pro forma financial information related to its acquisition of Apthera, Inc. (“Apthera”), which closed on April 13, 2011. Reference is made to the Form 8-K filed earlier today by RXi, the content of which is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
     Pursuant to Article 8 of Regulation S-X, RXi is filing the following financial statements and pro forma financial information:
(a)	Financial Statements of Business Acquired
(i)	Apthera’s audited financial statements for the fiscal years ended December 31, 2010 and December 31, 2009 and for the period from July 20, 2005 (date of inception) to December 31, 2010
(b)	Pro Forma Financial Information Regarding Business Acquired
(i)	Pro forma unaudited condensed combined balance sheet as of September 30, 2010

(ii)	Pro forma unaudited condensed combined statement of expenses for the nine months ended September 30, 2010

(iii)	Pro forma unaudited condensed combined statement of expenses for the year ended December 31, 2009
(d) Exhibits

Exhibit No.	Description
23.1	Consent of Lohman Company, PLLC

99.1	Apthera’s audited financial statements for the fiscal years ended December 31, 2010 and December 31, 2009 and for the period from July 20, 2005 (date of inception) to December 31, 2010

99.2	RXi’s unaudited pro forma condensed combined financial information

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RXI PHARMACEUTICALS CORPORATION
Date: April 14, 2011	By:	/s/ Mark J. Ahn
		Name:	Mark J. Ahn
		Title:	President & Chief Executive Officer

Index to Exhibits

Exhibit No.	Description
23.1	Consent of Lohman Company, PLLC

99.1	Apthera’s audited financial statements for the fiscal years ended December 31, 2010 and December 31, 2009 and for the period from July 20, 2005 (date of inception) to December 31, 2010

99.2	RXi’s unaudited pro forma condensed combined financial information